Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   4.39%
December, 2000   0.38%
November, 2000   6.48%
October, 2000   6.31%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.27%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,990,287,874.98